UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  February 22, 2006

                            ALEXANDER & BALDWIN, INC.
             (Exact name of registrant as specified in its charter)


           Hawaii                          0-565                99-0032630
           ------                          -----                ----------
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
-------------------------------   ------------------------   ----------------
       incorporation)                                        Identification No.)
       --------------                                        -------------------

                       822 Bishop Street, P. O. Box 3440
                            Honolulu, Hawaii 96801
                            ----------------------
              (Address of principal executive office and zip code)

                                 (808) 525-6611
                                 --------------
              (Registrant's telephone number, including area code)

                                  Not Applicable
                                  --------------
         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

 _
|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 _
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 _
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 _
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 1.01         Entry into a Material Definitive Agreement
------------------------------------------------------------

Establishment of Goals Under Alexander & Baldwin, Inc. One-Year Performance Improvement Incentive Plan

On February 22, 2006, at a meeting of the Compensation Committee (the "Committee") of the Board of Directors of Alexander & Baldwin, Inc. (the "Company"), the Committee approved performance goals for executive officers under the Alexander & Baldwin, Inc. One-Year Performance Improvement Incentive Plan ("PIIP") for 2006. The PIIP provides performance-based incentives to executive officers and other key employees who contribute materially to the financial success of the Company. The goals set in 2006 are substantially similar to the prior years and are designed to reward achievement at specified levels of individual, business unit (if applicable), and company performance.

Each executive officer is assigned a threshold, target, and extraordinary award level. Three components comprise the fundamental design of the PIIP program:

1. Individual Performance: This component enables the Committee to award a portion of the annual bonus based on each officer's individual performance and contribution to the Company during the fiscal year.
2. Business Unit Performance: This component is determined by profit before income tax generated by the business unit, as compared to annual financial performance targets.
3. Company Performance: This component is determined by corporate profit before income tax and return on invested capital, as compared to annual financial performance objectives.

The individual, business unit and Company performance objectives were established based upon the Company's 2006 operating plan that was reviewed by the Company's Board of Directors in December 2005.

The Committee's approval of terms of the 2006 PIIP program shall not be deemed to create an enforceable agreement between the Company and any employee or executive officer, and the Committee retains discretion to adjust (including reducing or eliminating) awards if, in its judgment, the awards do not accurately reflect individual, business unit or Company performance. No executive shall have any rights to any awards unless and until the Committee authorizes payment of any awards under the 2006 PIIP program following the completion of any fiscal year measurement periods.

                                        SIGNATURE
                                        ---------


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 23, 2006


                              ALEXANDER & BALDWIN, INC.


                              /s/ Christopher J. Benjamin
                              ------------------------------
                              Christopher J. Benjamin
                              Senior Vice President and
                              Chief Financial Officer